(File Nos. 033-43845 and 811-03700)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
  [X] Preliminary Proxy Statement.
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)).
  [ ] Definitive Proxy Statement.
  [ ] Definitive Additional Materials.
  [ ] Soliciting Material under Rule 14a-12.

                   THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
              ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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  [X] No fee required
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           computed  pursuant to Exchange Act Rule 0-11 (set forth the
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:
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


                   THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
            Dreyfus Premier Limited Term Massachusetts Municipal Fund

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

Dear Shareholder:

            The attached proxy materials seek your approval to reorganize Dreyfus Premier Limited Term Massachusetts Municipal Fund ("Premier Massachusetts Fund") from a separate series of The Dreyfus/Laurel Tax-Free Municipal Funds ("Dreyfus Trust") into MPAM Massachusetts Intermediate Municipal Bond Fund ("MPAM Massachusetts Bond Fund"), a newly organized separate series of MPAM Funds Trust ("Proposal").

            The Board of Trustees of the Dreyfus Trust (the "Dreyfus Trust Trustees") has determined that it would be in the best interest of Premier Massachusetts Fund and its shareholders if Premier Massachusetts Fund were to reorganize into MPAM Massachusetts Bond Fund, which is advised by MPAM Advisers, a division of The Dreyfus Corporation, and will have (1) a similar expense ratio, (2) a similar investment objective and management policies, and (3) the same portfolio manager.

            Under the terms of the Proposal, MPAM Massachusetts Bond Fund would acquire all of the assets and assume all of the liabilities of Premier Massachusetts Fund and holders of Class A and Class C shares of Premier Massachusetts Fund would receive Investor shares of MPAM Massachusetts Bond Fund, holders of Class B shares of Premier Massachusetts Fund would receive Dreyfus Premier shares of MPAM Massachusetts Bond Fund and holders of Class R shares of Premier Massachusetts Fund would receive MPAM shares of MPAM Massachusetts Bond Fund (collectively referred to as the "Reorganization"). Each Premier Massachusetts Fund shareholder would receive MPAM Massachusetts Bond

Fund shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in Premier Massachusetts Fund at the time of the Reorganization. Premier Massachusetts Fund would then be terminated. The Reorganization will not result directly in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Reorganization may redeem their shares prior to the Reorganization without the imposition of a sales charge.

            Further information about the Proposal is contained in the enclosed materials, which you should review carefully.

            Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

            THE DREYFUS TRUST TRUSTEES RECOMMEND THAT PREMIER MASSACHUSETTS FUND'S SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.


            If you have any questions after considering the enclosed materials, please call 1-800-554-4611.
                                   Sincerely,


                                    Stephen E. Canter,
                                    President

June __, 2002

                   THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
            Dreyfus Premier Limited Term Massachusetts Municipal Fund
                           __________________________

                    Notice of Special Meeting of Shareholders
                           ___________________________

To the Shareholders:

            A Special Meeting of Shareholders of Dreyfus Premier Limited Term Massachusetts Municipal Fund ("Premier Massachusetts Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, August 22, 2002, at 11:00 a.m. for the following purposes:

                  1. To consider an Agreement and Plan of Reorganization between the Dreyfus Trust, on behalf of Premier Massachusetts Fund, and MPAM Funds Trust, on behalf of MPAM Massachusetts Intermediate Municipal Bond Fund ("MPAM Massachusetts Bond Fund") (a newly organized separate series of MPAM Funds Trust) providing for the transfer of all of the assets of Premier Massachusetts Fund in exchange for shares in MPAM Massachusetts Bond Fund and the assumption by MPAM Massachusetts Bond Fund of Premier Massachusetts Fund's liabilities. Holders of Class A and Class C shares of Premier Massachusetts Fund would receive Investor shares of MPAM Massachusetts Bond Fund. Holders of Class B shares of Premier Massachusetts Fund would receive Dreyfus Premier shares of MPAM Massachusetts Bond Fund. Holders of Class R shares of Premier Massachusetts Fund would receive MPAM shares of MPAM Massachusetts Bond Fund. Thereafter, Premier Massachusetts Fund would be terminated as a series of Dreyfus Trust; and

                  2. To transact such other business that may properly come before the meeting, or any adjournment or adjournments thereof.

                  Shareholders of record at the close of business on May 30, 2002 will be entitled to receive notice of and to vote at the meeting.

                                    By Order of the Board of Trustees

                                    Steven F. Newman,
                                    Secretary

New York, New York
June ___, 2002

================================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY

       A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF PREMIER MASSACHUSETTS FUND
  WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT,
  PREMIER MASSACHUSETTS FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT
  TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE
  PREMIER MASSACHUSETTS FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE
  RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
================================================================================

                 THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
          Dreyfus Premier Limited Term Massachusetts Municipal Fund

                               200 Park Avenue
                          New York, New York 10166
                              ( 800 ) 554-4611

                                June __, 2002
                         __________________________

                               PROXY STATEMENT

                       Special Meeting of Shareholders
                        to be held on August 22, 2002

                         __________________________

            This proxy statement ("Proxy Statement") is furnished in connection with a solicitation of proxies by the Board of Trustees of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust") on behalf of its series, Dreyfus Premier Limited Term Massachusetts Municipal Fund ("Premier Massachusetts Fund"), to be used at the Special Meeting of Shareholders of Premier Massachusetts Fund (the "Meeting") to be held on Thursday, August 22, 2002, at 11:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

            As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on the proposed reorganization of Premier Massachusetts Fund from a separate series of the Dreyfus Trust, a Massachusetts business trust, into MPAM Massachusetts Intermediate Municipal Bond Fund ("MPAM Massachusetts Bond Fund"), a newly organized separate series of MPAM Funds Trust (the "MPAM Trust"), also a Massachusetts business trust (the "Reorganization").

            Proxy materials will be mailed to shareholders of record on or about June 12, 2002. The proxy materials will include the relevant MPAM Massachusetts Bond Fund prospectus relating to the shares to be received by shareholders in the Reorganization. Copies of Premier Massachusetts Fund's most recent (as of the date of this Proxy Statement) Annual Report and Semi-Annual Report have been mailed to shareholders and may be obtained free of charge by calling 1-800-554-4611 or writing to Premier Massachusetts Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166.

            Shareholders of record at the close of business on May 30, 2002 are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each share of Premier Massachusetts Fund, each without par value, and fractional votes for each fractional share, they hold. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If no voting instructions are given, shares will be voted FOR the Proposal (as defined below). If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to Premier Massachusetts Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received prior to the Meeting. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. Premier Massachusetts Fund and MPAM Massachusetts Bond Fund are referred to collectively as the "Funds." The submission of the Reorganization to Premier Massachusetts Fund shareholders for their approval at the Meeting is referred to as the "Proposal."

            As of May 1, 2002, the following numbers of shares of beneficial interest of Premier Massachusetts Fund were issued and outstanding:

   ---------------------------------------------------------------------------
     Class A Shares     Class B Shares     Class C Shares    Class R Shares
   ---------------------------------------------------------------------------
        1,055,377          97,334              81,014          12,249,284
   ---------------------------------------------------------------------------

      Except as set forth in Appendix B, Dreyfus does not know of any person who owns of record 5% or more of the shares of Premier Massachusetts Fund.

            PROPOSAL 1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION (THE "PLAN") PROVIDING FOR THE REORGANIZATION OF PREMIER MASSACHUSETTS FUND FROM A SERIES OF DREYFUS TRUST INTO MPAM MASSACHUSETTS BOND FUND, A NEWLY ORGANIZED SEPARATE SERIES OF MPAM TRUST

            Premier Massachusetts Fund is currently organized as a series of Dreyfus Trust. The Board of Trustees of the Dreyfus Trust (the "Dreyfus Trust Trustees"), including those Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of Dreyfus Trust, considered and approved the Plan, a copy of which is attached to this Proxy Statement as Appendix A, at a meeting held on April 25, 2002. Under the Plan, Premier Massachusetts Fund will be reorganized into MPAM Massachusetts Bond Fund, a newly organized separate series of MPAM Trust.

            MPAM Massachusetts Bond Fund has yet to commence business operations, and (a) was established solely for the purpose of effecting the Reorganization, (b) will carry on the business of Premier Massachusetts Fund following the Reorganization, (c) has an investment objective, policies and restrictions substantially similar to those of Premier Massachusetts Fund, and
(d) will inherit Premier Massachusetts Fund's performance and financial records.

Reasons for the Proposed Reorganization
---------------------------------------

            The Dreyfus Trust Trustees have determined that it would be in the best interest of Premier Massachusetts Fund and its shareholders if Premier Massachusetts Fund, which is advised by Dreyfus, were to reorganize into MPAM

Massachusetts Bond Fund, which is advised by MPAM Advisers, a division of Dreyfus. Compared to Premier Massachusetts Fund, MPAM Massachusetts Bond Fund will have (1) a similar expense ratio, (2) a similar investment objective and management policies, and (3) the same portfolio manager. In addition, a majority of Premier Massachusetts Fund's shares are held by Private Wealth Management Clients (as defined below), and MPAM Massachusetts Bond Fund is designed to be sold to Private Wealth Management Clients. Based on these similarities, the Dreyfus Trust Trustees believe that the reorganization of Premier Massachusetts Fund into MPAM Massachusetts Bond Fund could promote more effective shareholder communications, marketing and servicing and help to avoid shareholder confusion.

            In determining whether to recommend approval of the Reorganization, the Dreyfus Trust Trustees considered the following factors, among others: (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) unlike Class A and Class C shares of Premier Massachusetts Fund, purchases and redemptions of Investor shares of MPAM Massachusetts Bond Fund are not subject to a sales charge; (3) the tax consequences of the Reorganization; and (4) Mellon Bank, N.A. ("Mellon Bank") or its affiliates would bear the direct expenses of the Reorganization.

            The Board recommends that each Premier Massachusetts Fund shareholder vote FOR approval of the Plan. A vote for the Plan encompasses approval of both (1) reorganization of Premier Massachusetts Fund into MPAM Massachusetts Bond Fund and (2) a temporary waiver of certain investment restrictions of Premier Massachusetts Fund to permit the Reorganization (See "Temporary Suspension of Certain Investment Restrictions" below).

                      INFORMATION ABOUT THE REORGANIZATION

Summary of the Plan
-------------------

            The following discussion summarizes the important terms of the Plan. This summary is qualified in its entirety by reference to the Plan itself, which is attached as Appendix A to this Proxy Statement.

            Under the terms of the Plan, MPAM Massachusetts Bond Fund would acquire all of the assets and assume all of the liabilities of Premier Massachusetts Fund. Holders of Class A and Class C shares of Premier Massachusetts Fund would receive Investor shares of MPAM Massachusetts Bond Fund. Holders of Class B shares of Premier Massachusetts Fund would receive Dreyfus Premier shares of MPAM Massachusetts Bond Fund. Holders of Class R shares of Premier Massachusetts Fund would receive MPAM shares of MPAM Massachusetts Bond Fund. Each Premier Massachusetts Fund shareholder would receive MPAM shares, Investor shares or Dreyfus Premier shares (collectively, "MPAM Massachusetts Bond Fund Shares") of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in Premier Massachusetts Fund at the time of the Reorganization. Premier Massachusetts Fund would then be terminated. Premier Massachusetts Fund's Class A, Class B, Class C and Class R shares are referred to collectively as the "Premier Massachusetts Fund Shares."

            The Plan may be amended at any time before the Reorganization. The Dreyfus Trust will provide Premier Massachusetts Fund shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Funds under the Plan are subject to various conditions, including approval by Premier Massachusetts Fund shareholders holding the requisite number of Premier Massachusetts Fund shares and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

            If the Plan is not approved by Premier Massachusetts Fund's shareholders, the Dreyfus Trust Trustees will consider appropriate courses of action.

            The consummation of the Reorganization is subject to the conditions set forth in the Plan, including the condition that the parties to the Reorganization shall have received exemptive relief from the Securities and Exchange Commission (the "Commission") with respect to certain restrictions under the 1940 Act that could otherwise impede or inhibit consummation of the Reorganization.

            The Plan obligates MPAM Trust, on behalf of its MPAM Massachusetts Bond Fund, to enter into or adopt, as applicable, (a) an investment advisory agreement with MPAM Advisers (the "New Investment Advisory Agreement"), (b) an administration agreement with Mellon Bank, (c) a distribution agreement with Dreyfus Service Corporation (the "Distributor"), (d) a distribution plan pursuant to Rule 12b-1 under the 1940 Act, (e) a shareholder services plan, (f) a transfer agency agreement with Dreyfus Transfer Inc., and (g) other agreements necessary for MPAM Massachusetts Bond Fund's operation as a series of an open-end investment company.

            MBC Investments Corporation, as the sole shareholder of MPAM Massachusetts Bond Fund, and the Board of Trustees of the MPAM Trust (the "MPAM Trust Trustees"), including, to the extent required by law, those Trustees who are not "interested persons" (as defined in the 1940 Act) of MPAM Trust or MPAM Advisers (the "Independent Trustees"), have approved the New Investment Advisory Agreement. For more information please see the "The Investment Advisory Agreement" herein.

Related Expenses
----------------

            The total expenses of the Reorganization are expected to be approximately $69,000, which will be borne by Mellon Bank or its affiliates. Those expenses include professional fees and costs of soliciting proxies for the meeting of Premier Massachusetts Fund's shareholders, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation. Additionally, Dreyfus will bear some of the indirect costs of the Reorganization by providing employee time and effort in its planning, preparation and consummation. Premier Massachusetts Fund will not incur any brokerage expenses or finders fees in connection with the transfer of its assets into MPAM Massachusetts Bond Fund.

Goal/Approach
-------------

            The Funds' have similar investment goals. Premier Massachusetts Fund seeks to maximize current income exempt from Federal and Massachusetts personal income taxes consistent with what is believed to be the prudent risk of capital. Under normal market conditions, Premier Massachusetts Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in debt obligations of the Commonwealth of Massachusetts, its political subdivisions, authorities and corporations, and certain other specified securities, the interest of which is exempt from Federal and Massachusetts state personal income taxes ("Massachusetts Municipal Obligations"). MPAM Massachusetts Bond Fund seeks as high a level of income exempt from Federal and Massachusetts state income taxes as is consistent with the preservation of capital. Under normal market conditions, MPAM Massachusetts Bond Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Massachusetts Municipal

Obligations. Each Fund also may invest in municipal bonds that are exempt from Federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.

            Each Fund's investments in municipal and taxable bonds (or other debt obligations) must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by its investment adviser. Generally, MPAM Massachusetts Bond Fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. Premier Massachusetts Fund's dollar-weighted average portfolio maturity is not expected to exceed ten years. Premier Massachusetts Fund generally invests in municipal bonds with maturities ranging between three and ten years. The Funds may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective portfolio maturity and average effective portfolio duration, MPAM Massachusetts Bond Fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Main Risks
----------

            The principal risks associated with an investment in the Funds are substantially similar. Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the Funds to invest for higher yields, the most immediate effect is usually a drop in bond prices, and, therefore, in the Funds' share price as well. As a result, the value of your investment in the Funds could go up and down, which means that you could lose money. To the extent each Fund maintains a longer maturity or duration than short-term bond funds, its share price typically will react more strongly to interest rate movements.

            Other risk factors that could have an effect on each Fund's performance include:

            o if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering a Fund's share price.

            o Massachusetts' economy and revenues underlying municipal bonds may decline, meaning that the ability of the issuer to make timely principal and interest payments may be reduced.

            o investing primarily in a single state may make a Fund's portfolio securities more sensitive to risks specific to the state.

            o if the municipal bond market become illiquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and each Fund's share price, may fall dramatically.

            o under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of a Fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.

            The Funds are non-diversified, which means that a relatively high percentage of the Funds' assets may be invested in a limited number of issuers. Therefore, each Fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

            Each Fund, at times, may invest in certain derivatives, such as futures and options and debt obligations having similar features. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and, as a result, can be highly volatile and can lower a Fund's return. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to the underlying security, interest rate of index. A small investment in certain derivatives could have a potentially large impact on the Funds' performance.

            Although each Fund's objective is to generate income exempt from Federal and Massachusetts state income taxes, interest from some of its holdings may be subject to Federal income tax including the alternative minimum tax. In addition, the Funds may invest in taxable bonds, taxable derivatives and/or municipal bonds that are exempt only from federal income taxes. During such periods, each Fund may not achieve its investment objective.

            Although municipal and taxable debt securities must be of investment grade quality when purchased by the Funds, they may subsequently be downgraded.

            MPAM Massachusetts Bond Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, MPAM Massachusetts Bond Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, MPAM Massachusetts Bond Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Portfolio Management
--------------------

            John F. Flahive, CFA, is the portfolio manager for each Fund.
Mr. Flahive has been a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also first vice president of Boston Safe, which he joined in October 1994.

The Investment Advisory Agreement
---------------------------------

            Dreyfus serves as the investment adviser for Premier Massachusetts Fund, and MPAM Advisers, a division of Dreyfus, serves as the investment adviser for MPAM Massachusetts Bond Fund. Founded in 1947, Dreyfus manages approximately $192 billion in over 190 mutual fund portfolios and is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $610 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

            Currently, Premier Massachusetts Fund operates under an investment advisory agreement between Premier Massachusetts Fund and Mellon Bank dated April 4, 1994, transferred from Mellon Bank to Dreyfus as of October 17, 1994 (the "Current Investment Advisory Agreement"). If the Plan is approved by shareholders of Premier Massachusetts Fund, the Current Investment Advisory Agreement will be terminated upon the consummation of the Reorganization. The MPAM Trust Trustees, including a majority of the Independent Trustees, and MBC Investments Corporation, as sole initial shareholder of MPAM Massachusetts Bond Fund, each have approved the New Investment Advisory Agreement.

            The New Investment Advisory Agreement will continue in effect until June 1, 2003, and may be renewed from year-to-year after its initial term, provided that any such renewals are specifically approved at least annually by
(i) the MPAM Trust Trustees, or by a vote of the majority of the outstanding voting securities of MPAM Massachusetts Bond Fund, and (ii) a majority of Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The New Investment Advisory Agreement is terminable without penalty, on 60 days' notice, by the MPAM Trust Trustees or by vote of holders of a majority of MPAM Massachusetts Bond Fund's shares or, upon not less than 90 days' notice, by MPAM Advisers. The New Investment Advisory Agreement also will terminate automatically in the event of its assignment (as defined under the 1940 Act).

Management Fees and Expenses
----------------------------

            The management fee structures of the Funds differ. Premier Massachusetts Fund pays Dreyfus a "unitary fee" at the annual rate of 0.50% of the value of its average daily net assets. Under the unitary fee structure, Dreyfus pays all Premier Massachusetts Fund's expenses except brokerage fees, taxes, interest, fees and expenses of the independent trustees, Rule 12b-1 fees and extraordinary expenses.

            MPAM Massachusetts Bond Fund pays a separate management fee at an annual rate of 0.35% of the value of its average daily net assets. MPAM Massachusetts Bond Fund also pays other fund expenses, including Rule 12b-1 fees, shareholder service fees and an administration fee payable to Mellon Bank for providing or arranging for fund accounting, transfer agency and certain other fund administration services, and miscellaneous items such as custody and professional services. The administration fee paid by MPAM Massachusetts Bond Fund is calculated at the annual rate of the following percentages of MPAM Massachusetts Bond Fund's average daily net assets and is based on the aggregate net assets of the series in MPAM Trust as a whole:

   -------------------------------------------------------------
                                     Annual Administration Fee
                                     -------------------------
   Aggregate Assets of MPAM Trust    (as a percentage of average
   ------------------------------    daily net assets)
   -------------------------------------------------------------
   $0 to $6 billion                  0.15%
   -------------------------------------------------------------
   Greater than $6 billion to        0.12%
   $12 billion
   -------------------------------------------------------------
   Greater than $12 billion          0.10%
   -------------------------------------------------------------

As of February 28, 2002, based on certain assets of MPAM Trust in the aggregate, the administration fee payable by MPAM Massachusetts Bond Fund would have been 0.145%.
            Pursuant to a contractual arrangement with MPAM Massachusetts Bond Fund, Mellon Bank has agreed to waive fees and/or reimburse MPAM Massachusetts Bond Fund's expenses through September 30, 2007, so that the total annual fund operating expenses of each class of MPAM Massachusetts Bond Fund Shares

(excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.50%.

            The tables below show the fees and expenses of each share class of Premier Massachusetts Fund (fiscal year ended June 30, 2001). The tables also show the "Pro Forma After Reorganization" expenses of the corresponding share class of MPAM Massachusetts Bond Fund, which are based on net assets and relevant expenses of Premier Massachusetts Fund and estimated projections for MPAM Massachusetts Bond Fund as of February 28, 2002. Annual fund operating expenses are paid out of each Fund's assets, so their effect is reflected in the respective share price.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):
                                                               Pro Forma After
                                                                Reorganization
                                                                    into
                         Premier              Premier        MPAM Massachusetts
                    Massachusetts Fund   Massachusetts Fund        Bond Fund
                      Class A Shares       Class C Shares       Investor Shares
                      --------------       --------------       ---------------

Management fees           0.50%                0.50%                0.35%
Rule 12b-1 fee            0.25%                0.75%                None
Shareholder
  services fee            None                 None                 0.25%
Other expenses            0.00%                0.00%                0.20%*
Total Annual Fund
  Operating
  Expenses                0.75%                1.25%                0.80%
---------------
Less: Fee waiver
  and/or expense
  reimbursement           None                 None                (0.05%)**
Net Operating
  Expenses                0.75%                1.25%                0.75%
---------------
____________________
* "Other expenses" for Investor shares are estimated for the current fiscal year and include the administration fee and miscellaneous items such as custody and professional service fees.

** Pursuant to a contractual arrangement with MPAM Massachusetts Bond Fund, Mellon Bank has agreed to waive fees and/or reimburse MPAM Massachusetts Bond Fund's expenses through September 30, 2007, so that the total annual fund operating expenses of Investor shares (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.50%. The amount of the fee waiver/expense reimbursement is estimated.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):

                                                       Pro Forma After
                                                     Reorganization into
                               Premier                MPAM Massachusetts
                          Massachusetts Fund             Bond Fund
                             Class B Shares         Dreyfus Premier Shares
                             --------------         ----------------------

Management fees                  0.50%                      0.35%
Rule 12b-1 fee                   0.75%                      0.50%
Shareholder
  services fee                   None                       0.25%
Other expenses                   0.00%                      0.20%*
Total Annual
  Fund Operating                 1.25%                      1.30%
  Expenses
----------------
Less: Fee waiver
  and/or expense                 None                      (0.05%)**
  reimbursement
Net Operating
  Expenses                       1.25%                      1.25%
----------------

____________________
* "Other expenses" for Dreyfus Premier shares are estimated for the current fiscal year and include the administration fee and miscellaneous items such as custody and professional service fees.

** Pursuant to a contractual arrangement with MPAM Massachusetts Bond Fund, Mellon Bank has agreed to waive fees and/or reimburse MPAM Massachusetts Bond Fund's expenses through September 30, 2007, so that the total annual fund operating expenses of Dreyfus Premier shares (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.50%. The amount of the fee waiver/expense reimbursement is estimated.

Annual Fund Operating Expenses (expenses paid from fund assets) (percentage of average daily net assets):

                                                       Pro Forma After
                                                     Reorganization into
                               Premier                MPAM Massachusetts
                          Massachusetts Fund             Bond Fund
                             Class R Shares             MPAM Shares
                             --------------             -----------

Management fees                  0.50%                    0.35%
Rule 12b-1 fee                   None                     None
Shareholder
   services fee                  None                     None
Other expenses                   0.00%                    0.20%*
Total Annual Fund
   Operating
   Expenses                      0.50%                    0.55%
--------------
Less: Fee waiver
   and/or expense
   reimbursement                 None                    (0.05%)**
Net Operating
   Expenses                      0.50%                    0.50%
--------------
____________________
* "Other expenses" for MPAM shares are estimated for the current fiscal year and include the administration fee and miscellaneous items such as custody and professional service fees.

** Pursuant to a contractual arrangement with MPAM Massachusetts Bond Fund, Mellon Bank has agreed to waive fees and/or reimburse MPAM Massachusetts Bond Fund's expenses through September 30, 2007, so that the total annual fund operating expenses of MPAM shares (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.50%. The amount of the fee waiver/expense reimbursement is estimated.

Expense Example
---------------

            This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. For MPAM Massachusetts Bond Fund, the one-year, three-year and five-year examples and the first five years of the ten-year example are based on net operating expenses (including estimated other expenses), which reflect the expense waiver/reimbursement by Mellon Bank. The ten-year example is based on total annual fund operating expenses for each year after year five.

                              1 Year  3 Years  5 Years   10 Years
                              ------  -------  -------   --------
Premier Massachusetts Fund
--------------------------
Class A Shares                $374    $532     $704      $1,202
Class B Shares
with redemption               $427    $597     $786      $1,247*
without redemption            $127    $397     $686      $1,247*
Class C Shares
with redemption               $227    $397     $686      $1,511
without redemption            $127    $397     $686      $1,511
Class R Shares                $51     $160     $280      $628

MPAM Massachusetts Bond Fund
Pro Forma After Exchange
------------------------
Investor Shares               $77     $250     $439      $985
Dreyfus Premier Shares
with redemption               $427    $597     $786      $1,279**
without redemption            $127    $397     $686      $1,279**
MPAM Shares                   $51     $171     $302      $684

* Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

** Assumes conversion of Dreyfus Premier shares to Investor shares at end of the sixth year following the date of purchase.

Distribution and Shareholder Services Plan
------------------------------------------

            Premier Massachusetts Fund's Class A, Class B and Class C shares are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under Premier Massachusetts Fund's Rule 12b-1 Plans, Premier Massachusetts Fund pays its distributor an annual fee at a rate of 0.25%, 0.75% and 0.75% of the value of the average daily net assets attributable to the fund's Class A, Class B and Class C shares, respectively, for distribution expenses and shareholder services. There is no Rule 12b-1 Plan for Class R shares of Premier Massachusetts Fund. MPAM Massachusetts Bond Fund's Dreyfus Premier shares are subject to a Rule 12b-1 Plan under which MPAM Massachusetts Bond Fund pays its distributor an annual fee at a rate of 0.50% of the value of the average daily net assets attributable to Dreyfus Premier shares to finance the sale and distribution of that class of shares. Because the fees under the respective Rule 12b-1 Plans are paid out of each Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

            Investor shares and Dreyfus Premier shares of MPAM Massachusetts Bond Fund are subject to a Shareholder Services Plan pursuant to which MPAM Massachusetts Bond Fund pays its distributor an annual fee of 0.25% of the value of the average daily net assets attributable to the respective class for providing shareholder services to holders of shares of the class. Premier Massachusetts Fund has not adopted a Shareholder Services Plan, but (as described above) has a Rule 12b-1 Plan that provides for payments for shareholder services.

Sales Class Charges
-------------------

            Premier Massachusetts Fund's Class A shares are subject to a maximum front-end sales charge of 3.00%, and shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge ("CDSC") of 1.00% if they are sold within one year of purchase. Premier Massachusetts Fund's Class B shares and MPAM Massachusetts Bond Fund's Dreyfus Premier shares are subject to a maximum CDSC of 3.00%. Premier Massachusetts Fund's Class C shares are subject to a maximum CDSC of 0.75%. Premier Massachusetts Fund's Class R shares and MPAM Massachusetts Bond Fund's MPAM and Investor shares are not subject to any sales charge. The CDSC applicable to Premier Massachusetts Fund's Class A, Class B and Class C shares is being waived on all redemptions and exchanges, effective as of

April 26, 2002. Nonetheless, upon receiving Dreyfus Premier shares in the Reorganization, Premier Massachusetts Fund Class B shareholders will become subject to the CDSC applicable to Dreyfus Premier shares. No front-end sales charge or CDSC will be imposed in connection with the Reorganization. Premier Massachusetts Fund's Class B CDSC structure is identical to MPAM Massachusetts Bond Fund's CDSC structure. For purposes of calculating future CDSCs and the date Dreyfus Premier shares convert to Investor shares, Dreyfus Premier shares issued pursuant to the Reorganization will be deemed to have been purchased by MPAM Massachusetts Bond Fund's shareholders on the date such shareholders purchased their Class B shares of Premier Massachusetts Fund. The following tables describe each Fund's sales charges:

Premier Massachusetts Fund - Sales charges
------------------------------------------

CLASS A - CHARGED WHEN SHARES ARE BOUGHT

--------------------------------------------------------------------------------
Your Investment             Sales charge deducted as   Sales charge as a % of
                            a % of offering price      your net investment
--------------------------------------------------------------------------------
Less than $100,000          3.00%                      3.10%
--------------------------------------------------------------------------------
$100,000 - $249,999         2.75%                      2.80%
--------------------------------------------------------------------------------
$250,000 - $499,999         2.25%                      2.30%
--------------------------------------------------------------------------------
$500,000 - $999,999         2.00%                      2.00%
--------------------------------------------------------------------------------
$1 million or more*         0.00%                      0.00%
--------------------------------------------------------------------------------
Class A shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.

CLASS B - CHARGED WHEN SHARES ARE SOLD
-------------------------------------------------------
Years since purchase was    CDSC as a % of your
made                        initial investment or
                            your redemption
                            (whichever is less)*
-------------------------------------------------------
Up to 2 years               3.00%
-------------------------------------------------------
2 - 4 years                 2.00%
-------------------------------------------------------
4 - 5 years                 1.00%
-------------------------------------------------------
5 - 6 years                 0.00%
-------------------------------------------------------
More than 6 years           Shares will automatically
                               convert to Class A
-------------------------------------------------------
Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

CLASS C - CHARGED WHEN SHARES ARE SOLD*
A 0.75% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

CLASS R - NO SALES LOAD OR RULE 12B-1 FEES
____________________
* A 1.00% CDSC may be charged on any Class A shares sold within one year of purchase (except shares bought through dividend reinvestment). The CDSCs applicable to Class A, Class B, and Class C shares of Premier Massachusetts Fund are being waived on all redemptions and exchanges, effective as of April 26, 2002. Nonetheless, upon receiving Dreyfus Premier shares in the Reorganization, Premier Massachusetts Fund Class B shareholders will become subject to the CDSC applicable to Dreyfus Premier shares.


MPAM Massachusetts Bond Fund - Sales Charges
--------------------------------------------

MPAM SHARES - NO SALES LOAD OR RULE 12B-1 FEES

INVESTOR SHARES - NO SALES LOAD OR RULE 12B-1 FEES

DREYFUS PREMIER SHARES
-------------------------------------------------------
Years since purchase was    CDSC as a % of your
made                        initial investment or
                            your redemption
                            (whichever is less)
-------------------------------------------------------
Up to 2 years               3.00%
-------------------------------------------------------
2 - 4 years                 2.00%
-------------------------------------------------------
4 - 5 years                 1.00%
-------------------------------------------------------
5 - 6 years                 0.00%
-------------------------------------------------------
More than 6 years           Shares will automatically
                               convert to Investor
                            shares
-------------------------------------------------------
Dreyfus Premier shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.

Account Policies
----------------

            MPAM Massachusetts Bond Fund offers three classes of shares: MPAM shares, Investor shares and Dreyfus Premier shares. MPAM shares of MPAM Massachusetts Bond Fund generally are offered only to (1) clients of the Private

Wealth Management group of Mellon[1] that maintain qualified fiduciary, custody or other accounts with Mellon Bank or Boston Safe, or their bank affiliates ("Private Wealth Management Clients"), and (2) persons or entities that have not been Private Wealth Management Clients and who have held MPAM shares since July 10, 2001. MPAM shares owned by Private Wealth Management Clients are held in omnibus accounts, or individual institutional accounts, with MPAM Massachusetts Bond Fund's transfer agent.

            Investor shares of MPAM Massachusetts Bond Fund generally are offered only to (1) Private Wealth Management Clients who terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates, and who wish to continue to hold MPAM Massachusetts Bond Fund Shares, and (2) individuals or entities that are not Private Wealth Management Clients and that receive a transfer of MPAM Massachusetts Bond Fund Shares from an Private Wealth Management Client, except that such individuals or entities that have held MPAM shares since July 10, 2001 will continue to be eligible to purchase MPAM shares of MPAM Massachusetts Bond Fund for their then-existing accounts ("Individual Clients"). Investor shares owned by Individual Clients will be held in separate accounts ("Individual Accounts").

            Dreyfus Premier shares of MPAM Massachusetts Bond Fund generally are offered only to shareholders of a fund that receive Dreyfus Premier shares upon the reorganization of that fund into MPAM Massachusetts Bond Fund. Dreyfus Premier shares will convert to Investor shares six years after their date of purchase. For purposes of calculating future CDSCs and the date Dreyfus Premier shares convert to Investor shares, Dreyfus Premier shares issued pursuant to the Reorganization will be deemed to have been purchased by MPAM Massachusetts Bond

--------------------------
[1] Mellon's Private Wealth Management group refers to its business of providing wealth management and investment management services to the U.S. high net worth market, which is operated through Mellon Bank, Boston Safe and other bank and trust company subsidiaries of Mellon.

Fund's shareholders on the date such shareholders purchased their Class B shares of Premier Massachusetts Fund. Dreyfus Premier shares will be held in Individual Accounts.

            Premier Massachusetts Fund offers four classes of shares: Class A, Class B, Class C and Class R shares. Premier Massachusetts Fund's shares are designed primarily for people who are investing through a third party, such as a bank, broker-dealer, financial adviser or other eligible institution.

Purchase and Redemption Procedures
----------------------------------

            The purchase and redemption procedures of Premier Massachusetts Fund and MPAM Massachusetts Bond Fund differ depending on the nature of the shareholder. The purchase and redemption procedures of Class R shares of Premier Massachusetts Fund and MPAM shares of MPAM Massachusetts Bond Fund are similar for most holders since they are designed for persons who hold these shares by virtue of their trust or investment account or relationship with a financial service provider acting on their behalf. Thus, in most instances, purchases and redemptions are effected through that financial service provider. In the case of MPAM Massachusetts Bond Fund, MPAM shares owned by Private Wealth Management Clients generally are held in omnibus accounts, or individual institutional accounts, with MPAM Massachusetts Bond Fund's transfer agent ("MPAM Accounts"). Purchases and redemptions of MPAM shares for MPAM Accounts are effected through the client relationship with Mellon's Private Wealth Management group. Purchases and redemptions of MPAM shares through Individual Accounts may be made in the same manner as Investor shares, described below.

            Class A, Class B and Class C shares of Premier Massachusetts Fund are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Purchase and redemption of Class

A, Class B and Class C shares of Premier Massachusetts Fund, and Investor shares and Dreyfus Premier shares of MPAM Massachusetts Bond Fund may be made by mail, wire, electronic check or TeleTransfer, or automatically.

Shareholder Services and Privileges
-----------------------------------

            The following shareholder services and privileges are offered to holders of Premier Massachusetts Fund Shares, as well as holders of Investor shares, Dreyfus Premier shares, and MPAM shares of MPAM Massachusetts Bond Fund who hold those shares in Individual Accounts: Automatic Asset Builder(R) - for making automatic investments from a designated bank account; Payroll Savings Plan - for making automatic investments through a payroll deduction; Government Direct Deposit Privilege - for making automatic investments from your Federal employment, Social Security or other regular Federal government check; Dividend Sweep - for automatically reinvesting the dividends and other distributions from one fund into another; Auto-Exchange Privilege - for making regular exchanges from one fund into another; Automatic Withdrawal Plan - for making regular withdrawals from most funds; exchange privileges into certain other funds; TeleTransfer privilege - to transfer money between your account and your bank account with a phone call; telephone redemption privileges; and 24-hour automated account telephone access. Individual Account holders of MPAM Massachusetts Bond Fund have checkwriting privileges.

            Holders of MPAM shares of MPAM Massachusetts Bond Fund who are Private Wealth Management Clients and do not have Individual Accounts must contact their account officer for information concerning purchases, sales or exchanges of MPAM shares in lieu of using the services listed above. Banks, broker-dealers and other financial institutions may not make all of these services and privileges available to shareholders of Premier Massachusetts Fund. MPAM Trust Trustees and Officers

            The MPAM Trust Trustees (also referred to as the "Board") consist of individuals different from the Dreyfus Trust Trustees. MPAM Trust has a Board composed of seven trustees. The following lists the MPAM Trust Trustees and officers and their positions with MPAM Trust and their present and principal occupations during the past five years. Each MPAM Trust Trustee who is an "interested person" of MPAM Trust, as defined in the 1940 Act, is indicated by an asterisk (*).

       Name (Age)            Principal Occupation During
     Trustee Since                   Past 5 Years                  Other Board Memberships and Affiliations
     -------------                   ------------                  ----------------------------------------
*Ronald R. Davenport[2]   Chairman of Sheridan Broadcasting   American Urban Radio Networks, Co-Chairman
(66) June 2000            Corporation (since July 1972)       Aramark Corporation, Board member


*Patrick J. O'Connor[3]   Attorney, Cozen O'Connor, P.C.      Board of Consultors for Villanova University
(59)                      since 1973, including Vice          School of Law, Board Member
June 2000                 Chairman since 1980 and Chief       Temple University, Trustee
Also Chairman of the      Executive Officer and President
Board 2000                (since 2001)


John L. Diederich (65)    Chairman of Digital Site Systems,   Continental Mills, a dry baking products company,
June 2000                 Inc., a privately held software     Board Member
                          company providing internet
                          service to the construction
                          materials industry (since July
                          1998)

                          Executive Vice President of
                          Aluminum Company of America (from
                          December 1960 to January 1997)

---------------------
    [2] Mr. Davenport is considered an "interested person" of the MPAM Trust because of a mortgage loan and a personal loan from Mellon Bank and one of its affiliates for which he was a borrower during a portion of the time he has served as a Trustee of the MPAM Trust. None of these loans is currently outstanding.

    [3]  Mr. O'Connor is considered an "interested person" of the MPAM
Trust because the law firm of which he is a member, Cozen & O'Connor, P.C., has represented Mellon Bank and its affiliates in certain matters.

       Name (Age)            Principal Occupation During
     Trustee Since                   Past 5 Years                  Other Board Memberships and Affiliations
     -------------                   ------------                  ----------------------------------------
Maureen D. McFalls (56)   Director of the Office of           Maglev, Inc., a company seeking a partnership
June 2000                 Government Relations at Carnegie    between industry and government in Pennsylvania to
                          Mellon University (since January    create a magnetically levitated high-speed
                          2000)                               transportation system,
                                                              Board Member representing Carnegie Mellon
                          Manager, Government                 University
                          Communications, of the Software     Coro Center For Civic Leadership, Board Member
                          Engineering Institute at Carnegie
                          Mellon University (from
                          March 1994 to December 1999)


Kevin C. Phelan (57)      Mortgage Banker,                    Greater Boston Chamber of Commerce, Director
June 2000                 Meredith & Grew, Inc.               Fiduciary Trust, Director
                          (since March 1978) including        St. Elizabeth's Medical Center of Boston, Board
                          Executive Vice President and        Member
                          Director (since March 1998)         Providence College, Trustee
                                                              Boston Municipal Research Bureau, Board Member
                                                              Boys and Girls Club of Boston, Board Member

Patrick J. Purcell (54)   Owner, President and Publisher of   The American Ireland Fund, an organization that
June 2000                 The Boston Herald (since February   raises funds for philanthropic projects in
                          1994)                               Ireland, Vice Chairman
                                                              The Genesis Fund, an organization that raises
                          President and Founder,              funds for the specialized care and treatment of
                          jobfind.com, an employment search   New England area children born with birth defects,
                          site on the world wide web (since   mental retardation and genetic diseases, Board
                          July 1996)                          member
                                                              United Way of Massachusetts Bay, Board member
                                                              John F. Kennedy Library Foundation, Board member
                                                              Greater Boston Chamber of Commerce, Board member


Thomas F. Ryan, Jr. (60)  Retired (since April 1999)          Boston College, Trustee
June 2000                                                     Brigham & Women's Hospital, Trustee
                          President and Chief Operating       New York State Independent System Operator, a
                          Officer of the American Stock       non-profit organization which administers a
                          Exchange (from                      competitive wholesale market for electricity in
                          October 1995 to April 1999)         New York State, Director

            MPAM Trust Trustees are elected to serve for an indefinite term. MPAM Trust has standing audit, nominating and compensation committees, each comprised of its Trustees who are not "interested persons" of MPAM Trust, as defined in the 1940 Act. The function of the audit committee is to oversee MPAM Trust's financial and reporting policies and certain internal control matters. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of MPAM Trust for election to the Board. The nominating committee does not normally consider nominees recommended by shareholders. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. MPAM Trust also has a standing pricing committee comprised of any one MPAM Trust Trustee. The function of the pricing committee is to assist in valuing the funds' investments. The audit and pricing committees met once and eight times, respectively, during the fiscal year ended August 31, 2001. Neither the nominating committee nor the compensation committee met during the fiscal year ended August 31, 2001.

            The table below indicates the dollar range of each MPAM Trust Trustee's ownership of shares of Funds in MPAM Trust as of December 31, 2001.


                        MPAM Large Cap     MPAM Income      MPAM Mid Cap
Name of Board Member      Stock Fund        Stock Fund       Stock Fund
----------------------------------------------------------------------------

Ronald Davenport             None              None             None
John Diederich               None              None             None
Patrick O'Connor       $10,001-$50,000         None       $10,001-$50,000
Thomas Ryan                  None              None             None
Patrick Purcell        $10,001-$50,000     $1-$10,000     $10,001-$50,000
Kevin Phelan           $10,001-$50,000         None       $50,001-$100,000
Maureen McFalls              None              None             None


                                           MPAM                          MPAM
   Name of Board   MPAM Small Cap    International     MPAM Emerging     Bond
      Member         Stock Fund          Fund          Markets Fund     Fund
-----------------------------------------------------------------------------

Ronald Davenport        None             None               None         None
John Diederich          None             None               None         None
Patrick O'Connor  $10,001-$50,000        None               None         None
Thomas Ryan             None             None               None         None
Patrick Purcell   $10,001-$50,000    $1-$10,000         $1-$10,000       None
Kevin Phelan            None         $10,001-$50,000    $10,001-$50,000  None
Maureen McFalls         None            None                None         None

                                     MPAM Short-         MPAM          MPAM
                                      Term U.S.        National      National
                        MPAM         Government       Intermediate   Short-Term
  Name of Board     Intermediate     Securities        Municipal     Municipal
      Member         Bond Fund         Fund            Bond Fund     Bond Fund
--------------------------------------------------------------------------------

Ronald Davenport        None           None              None          None
John Diederich          None           None              None          None
Patrick O'Connor        None           None              None          None
Thomas Ryan             None           None              None          None
Patrick Purcell         None           None              None          None
Kevin Phelan            None           None              None          None
Maureen McFalls         None           None              None          None


                                                            Aggregate Holdings
                     MPAM Pennsylvania                       of Funds in the
   Name of Board        Intermediate       MPAM Balanced     MPAM Family of
      Member        Municipal Bond Fund        Fund              Funds
--------------------------------------------------------------------------------

Ronald Davenport            None               None               None
John Diederich       $50,001-$100,000          None           $50,001-$100,000
Patrick O'Connor            None               None           $50,001-$100,000
Thomas Ryan                 None               None               None
Patrick Purcell             None               None           $50,001-$100,000
Kevin Phelan                None               None             over $100,000
Maureen McFalls             None               None               None

            None of the MPAM Trust Trustees or their immediate family members owned securities of Dreyfus, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or the Distributor, as of December 31, 2001.

            MPAM Trust pays its Board members an annual retainer of $35,000 and a per meeting fee of $3,000 ($500 per telephone meeting) and reimburses them for their expenses incurred when attending Board meetings. The aggregate amount of compensation paid to each Board member by MPAM Trust for the period from October 2, 2000 (commencement of operations) to the fiscal year ended August 31, 2001

(which consisted of all funds comprising MPAM Trust, other than MPAM Massachusetts Bond Fund) was as follows:

                             Aggregate Compensation
  Name of MPAM Trustee        From MPAM Trust#
  --------------------        ----------------

Ronald R. Davenport               $41,027
John L. Diederich                 $41,027
Maureen D. McFalls                $44,027
Patrick J. O'Connor               $44,027
Kevin C. Phelan                   $44,027
Patrick J. Purcell                $44,027
Thomas F. Ryan Jr.                $44,027
___________________________

# Amount does not include reimbursed expenses for attending Board meetings, which amounted to $17,637 for MPAM Trust.

Officers of the MPAM Trust
--------------------------

      DAVID F. LAMERE, PRESIDENT SINCE JUNE 2000 . Vice Chairman of Mellon, Executive Vice President of Boston Safe Deposit and Trust Company and a director of Dreyfus. As President of Mellon's Private Wealth Management group, Mr. Lamere oversees all investment management, fiduciary, administrative and charitable planned giving services for the firm's family office, endowment, foundation and high net worth clients. He is 41 years old and has been an employee of Mellon since 1993.

      Prior to his current position, Mr. Lamere held several management positions within MPAM Private Asset Management, the predecessor to Mellon's Private Wealth Management group, and The Boston Company. He is a member of Mellon's Executive Management Group and a Director of the Boards of The Boston Company, Boston Safe Deposit and Trust Company, Laurel Capital Advisors, LLP, Mellon United National Bank, and Newton Management, Ltd., of London, England. In addition, he is Chairman of the Board for Mellon Trust of New York, Mellon Trust of California, and Mellon Trust of Florida, National Association. He is also a member of Mellon's Committee for Public Responsibility.

      H. VERNON WINTERS, VICE PRESIDENT SINCE JUNE 2000. As Chief Investment Officer of Mellon's Private Wealth Management group, Mr. Winters is responsible for investment strategy, policy and implementation for Mellon's Private Wealth Management group. He serves as a Director of Boston Safe Deposit and Trust Company and The Boston Company. He is also the Chairman and CEO of Laurel Capital Advisors, LLP. He is 61 years old and has been an employee of Mellon since August 1994.

      MARK N. JACOBS, VICE PRESIDENT SINCE JUNE 2000. Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 56 years old and has been an employee of Dreyfus since June 1977.

      JAMES WINDELS, TREASURER SINCE NOVEMBER 2001. Senior Accounting Manager-Equity Funds of Dreyfus, and an officer of 94 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since April 1985.

      JEFF PRUSNOFSKY, SECRETARY SINCE JUNE 2000. Associate General Counsel of Dreyfus, and an officer of 11 investment companies (comprised of 64 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since January 1986.

      STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE JUNE 2000. Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 52 years old and has been an employee of Dreyfus since July 1980.

      MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE JUNE 2000. Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1991.

      GREGORY S. GRUBER, ASSISTANT TREASURER SINCE JUNE 2000. Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of 29 investment companies (comprised of 59 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since August 1981.

      WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE JUNE 2000. Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 75 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since March 1981.

      KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Funds Tax Director of Dreyfus, and an officer of 94 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 47 years old and has been an employee of Dreyfus since June 1993.

            The address of each Trustee and officer of the MPAM Trust is 200 Park Avenue, New York, New York 10166.

            As of May 1, 2002, there were no outstanding shares of MPAM Massachusetts Bond Fund.

Legal Form of Organization
--------------------------

            The Dreyfus Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 28, 1983, as amended and restated December 9, 1992. The MPAM Trust is organized as a business trust under those laws pursuant to an Amended and Restated Agreement and Declaration of Trust dated June 5, 2000. (Each of these instruments is referred to below as a "Declaration of Trust.")

            Under Massachusetts law, shareholders of each Fund could, under certain circumstances, be held personally liable for its acts or obligations. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Dreyfus Trust and Dreyfus Trust Trustees or MPAM Trust and MPAM Trust Trustees, respectively. Also, each Declaration of Trust provides for indemnification out of the applicable Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and each Fund itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

Description of Differences Between the Fundamental and Non-fundamental Investment Restrictions of the Funds
------------------------------------

            The fundamental and non-fundamental investment restrictions of the Funds are substantially similar. However, Premier Massachusetts Fund has adopted the additional non-fundamental restrictions described below, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. These policies are derived from formerly applicable state securities law and regulation, and these limitations are no longer required since the adoption of the National Securities Markets Improvement Act of 1996, which provided federal preemption of state substantive regulation of mutual funds.

      1. Premier Massachusetts Fund will not purchase or retain the securities of any issuer if the officers, directors or Dreyfus Trust Trustees, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than 5% of such securities.

      2. Premier Massachusetts Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of Premier Massachusetts Fund's investment in securities would exceed 5% of Premier Massachusetts Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

      3. Premier Massachusetts Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to Premier Massachusetts Fund's transactions in futures contracts and related options.

      4. Premier Massachusetts Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of Premier Massachusetts Fund's assets would be invested in warrants, or (b) more than 2% of the value of Premier Massachusetts Fund's assets would be invested in warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange (for purposes of this undertaking, warrants acquired by Premier Massachusetts Fund in units or attached to securities will be deemed to have no value).

      5. Premier Massachusetts Fund will not purchase oil, gas or mineral leases (Premier Massachusetts Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

Temporary Suspension of Certain Investment Restrictions
-------------------------------------------------------

            Because certain of Premier Massachusetts Fund's existing investment restrictions could preclude it from consummating the Reorganization in the manner contemplated in the Plan, Premier Massachusetts Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions that restrict its ability to invest more than 25% of the value of its total assets in securities of one or more issuers conducting their principal activities in the same industry, as set forth in its Statement of Additional Information, as well as the temporary suspension of any other investment restriction of Premier Massachusetts Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of Premier Massachusetts Fund's investment restrictions will not affect the investment restrictions of MPAM Massachusetts Bond Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

Federal Income Tax Consequences
-------------------------------

            Dreyfus Trust and MPAM Trust will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, with respect to the Reorganization, Premier Massachusetts Fund and Premier Massachusetts Fund's shareholders will recognize no gain or loss for Federal income tax purposes on (1) the transfer of Premier Massachusetts Fund's assets in exchange solely for MPAM Massachusetts Bond Fund Shares and the assumption by MPAM Massachusetts Bond Fund of Premier Massachusetts Fund's liabilities or (2) the distribution of the MPAM Massachusetts Bond Fund Shares to Premier Massachusetts Fund's shareholders in liquidation of their Premier Massachusetts Fund Shares. The opinion will further provide, among other things, that (a) a

Premier Massachusetts Fund's shareholder's aggregate tax basis for Federal income tax purposes of the MPAM Massachusetts Bond Fund Shares to be received by the shareholder in the Reorganization will be the same as the aggregate tax basis of his or her Premier Massachusetts Fund Shares to be constructively surrendered in exchange for those MPAM Massachusetts Bond Fund Shares and (b) a Premier Massachusetts Fund shareholder's holding period for his or her MPAM Massachusetts Bond Fund Shares will include the shareholder's holding period for his or her Premier Massachusetts Fund Shares, provided that those Premier Massachusetts Fund Shares were held as capital assets at the time of the Reorganization.

Required Vote and Board's Recommendation
----------------------------------------

            The Dreyfus Trust Trustees have approved the Plan and the Reorganization and have determined that (1) participation in the Reorganization is in the best interests of Premier Massachusetts Fund and its shareholders and
(2) the interests of existing shareholders of Premier Massachusetts Fund will not be diluted as a result of the Reorganization. Pursuant to the Dreyfus Trust's Declaration of Trust and By-Laws, an affirmative vote of at least a majority of the outstanding voting shares of Premier Massachusetts Fund is required to approve the Plan and the Reorganization. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

  THE DREYFUS TRUST TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT PREMIER MASSACHUSETTS FUND'S SHAREHOLDERS VOTE "FOR" APPROVAL OF THE
                          PLAN AND THE REORGANIZATION.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

            Dreyfus serves as Premier Massachusetts Fund's investment adviser. MPAM Advisers, a division of Dreyfus, serves as MPAM Massachusetts Bond Fund's investment adviser. The Distributor serves as each Fund's distributor. The principal offices of Dreyfus and the Distributor are located at 200 Park Avenue, New York, New York 10166.

            The Funds are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by either Fund may be inspected and copied at the Commission's Public Reference Room at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549-0102, and at the Northeast regional office of the Commission at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

            In addition to the use of the mails, proxies may be solicited personally by telephone, and Mellon Bank or its affiliates, may pay persons holding Premier Massachusetts Fund Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received Premier Massachusetts Fund's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Premier Massachusetts Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

            If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Premier Massachusetts Fund Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), Premier Massachusetts Fund Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

            If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Premier Massachusetts Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Premier Massachusetts Fund by the presence in person or by proxy of a majority of the outstanding Fund shares entitled to vote at the Meeting.

            The votes of MPAM Massachusetts Bond Fund's shareholders are not being solicited because their approval or consent is not necessary for the Reorganization.
                                  OTHER MATTERS

            The Dreyfus Trust Trustees are not aware of any other matters that may come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

             NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

            Please advise the Dreyfus Trust, in care of Dreyfus Transfer, Inc.,
Attention: The Dreyfus/Laurel Tax-Free Municipal Funds -- Dreyfus Premier Limited Term Massachusetts Municipal Fund, P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Premier Massachusetts Fund Shares for which proxies are being solicited from you and, if so, the number of copies of the Proxy Statement and other soliciting material you wish to receive in order to supply copies to those beneficial owners.

            IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: ____, 2002

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated as of April 30, 2002 (the "Agreement"), between THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS, an unincorporated Massachusetts business trust (the "Dreyfus Trust"), on behalf of DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND, a segregated portfolio of assets ("series") thereof (the "Acquired Fund"), and MPAM FUNDS TRUST, an unincorporated Massachusetts business trust (the "MPAM Trust"), on behalf of MPAM MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND, a series thereof (the "Acquiring Fund"). (The Acquired Fund and the Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.") All agreements, representations, actions and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by the Dreyfus Trust on behalf of the Acquired Fund and by the MPAM Trust on behalf of the Acquiring Fund.

          The parties wish to change the Acquired Fund's identity and form by converting it to the Acquiring Fund through a reorganization described in
Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under the Code (the "Regulations"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for shares of beneficial interest, par value $0.001 per share, in the Acquiring Fund designated MPAM shares, Investor shares and Dreyfus Premier shares (collectively, the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution, after the Closing Date (as defined in paragraph 2.1), of such Acquiring Fund Shares to the holders of the Acquired

Fund's Class A, Class B, Class C and Class R shares of beneficial interest, each without par value (collectively, the "Acquired Fund Shares"), in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (all such transactions herein collectively referred to as the "Reorganization"). In the Reorganization, holders of Class A and Class C shares of the Acquired Fund would receive Investor shares of the Acquiring Fund, holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund, and holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Each Acquired Fund Shareholder (as defined in paragraph 1.6) would receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of its investment in the Acquired Fund at the time of the Reorganization.

          WHEREAS, the Acquired Fund is a non-diversified series of the Dreyfus Trust, a registered open-end management investment company, and the Acquiring Fund is a non-diversified series of the MPAM Trust, a registered open-end management investment company, and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, the Acquired Fund is authorized to issue Class A, Class B, Class C and Class R shares of beneficial interest, and the Acquiring Fund is authorized to issue MPAM shares, Investor shares and Dreyfus Premier shares of beneficial interest;

          WHEREAS, the MPAM Trust's Board of Trustees (the "MPAM Board") has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of the Reorganization; and

          WHEREAS, the Dreyfus Trust's Board of Trustees (the "Dreyfus Board") has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund is in the best interests of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders would not be diluted as a result of the Reorganization.

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND THE ACQUIRING FUND'S ASSUMPTION OF ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

          1.1 Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein:

                    (a) The Acquired Fund shall assign, transfer and convey to the Acquiring Fund at the Closing (as defined in paragraph 2.1) all of the Assets of the Acquired Fund (as defined in paragraph 1.2).

                    (b) The Acquiring Fund agrees in exchange therefor at the Closing --

                            (i) to issue and deliver to the Acquired Fund the
number of full and fractional (a) Investor shares of the Acquiring Fund equal to the number of full and fractional Class A shares of the Acquired Fund then outstanding, (b) Dreyfus Premier shares of the Acquiring Fund equal to the number of full and fractional Class B shares of the Acquired Fund then outstanding, (c) Investor shares of the Acquiring Fund determined as set forth in paragraph 1.11 and (d) MPAM shares of the Acquiring Fund equal to the number of full and fractional Class R shares of the Acquired Fund then outstanding, and

                            (ii) to assume the Liabilities of the Acquired Fund
(as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

          1.2 (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as assets on the books of the Acquired Fund, on the Closing Date. The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 3.1(j).

                    (b)The Acquired Fund has provided the Acquiring Fund with a list of all of its property as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of such property in the ordinary course of its business.

          1.3 The Acquired Fund may endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves of the Acquired Fund as of the Closing Date (collectively, the "Liabilities").

          1.4 The Assets shall be delivered on the Closing Date to Mellon Bank, N.A., the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.5 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the Assets transferred. Such assets shall be deemed included in Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.6 At the Closing, the Acquiring Fund will redeem the New Acquiring Fund Shares issued pursuant to paragraph 6.3 for a total of $37.50. As soon after the Closing Date as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata in accordance with this paragraph to the Acquired Fund's shareholders of record - some of which hold Acquired Fund Shares in omnibus accounts (the "Nominee Shareholders") - determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. For purposes of this Agreement, the MPAM shares of the Acquiring Fund shall be the "corresponding class" to the Class R shares of the Acquired Fund, the Investor shares of the Acquiring Fund shall be the "corresponding class" to the Class A and Class C shares of the Acquired Fund and the Dreyfus Premier shares of the Acquiring Fund shall be the "corresponding class" to the

Class B shares of the Acquired Fund. Such liquidation and distribution will be accomplished by transferring the Acquiring Fund Shares of each class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open individual and omnibus accounts on such books for the benefit of (a) the Acquired Fund Shareholders other than Nominee Shareholders and (b) the indirect holders of Acquired Fund Shares through Nominee Shareholders of the corresponding class (collectively, the "Beneficial Shareholders") and representing the respective pro rata number of full and fractional Acquiring Fund Shares of such class to which each such Beneficial Shareholder is entitled. For these purposes, an Acquired Fund Shareholder shall be entitled to receive,
(i) with respect to each full and fractional Class A, Class B and Class R share of the Acquired Fund held by such shareholder, a full and fractional Acquiring Fund Share of the corresponding class, and (ii) with respect to each full and fractional Class C share of the Acquired Fund held by such shareholder, that number of full and fractional Investor shares of the Acquiring Fund equal to the net asset value of such Class C share divided by the net asset value of a Class A share of the Acquired Fund, both as determined in accordance with paragraph
1.10. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund simultaneously with the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders.

          1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

          1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.9 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund's existence is terminated.

          1.10 The value of the Assets and the amount of the Liabilities, the amount thereof attributable to the Class A and Class C shares of the Acquired Fund, and the net asset value of a share of each such class all shall be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (usually, 4:00 p.m., Eastern time), except that certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then-current prospectus and statement of additional information.

          1.11 The number of Investor shares of the Acquiring Fund (including fractional shares, if any) to be issued pursuant to paragraph 1.1(b)(i)(c) shall be determined by dividing the value of the Assets, less the amount of the Liabilities, attributable to Class C shares of the Acquired Fund by the net asset value of a Class A share of the Acquired Fund, using the valuation procedures referred to in paragraph 1.10.

          1.12 All computations and calculations of value shall be made by The Dreyfus Corporation ("Dreyfus") in accordance with its regular practices as fund accountant for each Fund.

     2.   CLOSING AND CLOSING DATE.

          2.1 Consummation of the Reorganization and related acts (the "Closing") shall occur on August 29, 2002 or such other date as to which the parties may mutually agree (the "Closing Date"). All acts taking place at the

Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:30 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

          2.2 The Acquired Fund shall deliver to the Acquiring Fund at the Closing a statement of assets and liabilities, including a schedule of the Assets setting forth for all portfolio securities thereon their adjusted tax basis and holding period by lot, as of the Closing, certified by the Dreyfus Trust's Treasurer or Assistant Treasurer. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.

          2.3 If on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or determination of the net asset value of any class of its shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored.

          2.4 The transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date to the Secretary of the Dreyfus Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

     3.   REPRESENTATIONS AND WARRANTIES.

          3.1 The Dreyfus Trust, on behalf of the Acquired Fund, represents and warrants to the MPAM Trust as follows:

                    (a) The Acquired Fund is a duly established and designated series of the Dreyfus Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                    (b) The Dreyfus Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                    (c) The current prospectus and statement of additional information of the Acquired Fund and any supplements thereto conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                    (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Dreyfus Trust's Agreement and Declaration of Trust dated March 28, 1983, as amended and restated December 9, 1992 (the "Trust Instrument"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

                    (e) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                    (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                    (g) The Statements of Assets and Liabilities of the Acquired Fund at June 30, 2001, June 30, 2000 and June 30, 1999 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the MPAM Trust) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

                    (h) Since June 30, 2001 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred.

                    (i) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law then to have been filed shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Dreyfus Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                    (j) The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquired Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

                    (k) The Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

                    (l) The Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code).

                    (m) Not more than 25% of the value of the Acquired Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

                    (n) The Acquired Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Closing Date.

                    (o) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid upon receipt of full payment in accordance with the terms contemplated by the Acquired Fund's then-current prospectus and statement of additional information, and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, on the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent, as certified in paragraph 2.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

                    (p) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets.

                    (q) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Dreyfus Board, and, subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                    (r) The proxy statement of the Acquired Fund (the "Proxy Statement") (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          3.2 The MPAM Trust, on behalf of the Acquiring Fund, represents and warrants to the Dreyfus Trust as follows:

                    (a) Before the Closing Date, the Acquiring Fund will be a duly established and designated series of the MPAM Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and will have power to carry on its business as it is now being conducted and to carry out this Agreement.

                    (b) The Acquiring Fund has not commenced operations and will not do so until after the Closing.

                    (c) The MPAM Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                    (d) The prospectuses and statement of additional information of the Acquiring Fund and any supplements thereto effective as of the Closing Date will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                    (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the MPAM Trust's Amended and Restated Agreement and Declaration of Trust dated June 5, 2000 (the "Declaration of Trust") or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                    (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

                    (g) The Acquiring Fund will be a "fund" as defined in
section 851(g)(2) of the Code and will meet all the requirements of Subchapter M for qualification and treatment as a regulated investment company for its taxable year that includes the Closing Date.

                    (h) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

                    (i) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire -- during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Acquired Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business as required by section 22(e) of the 1940 Act.

                    (j) The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) that the Acquired Fund conducted before the Reorganization and
(ii) use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in that business.

                    (k) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

                    (l) Immediately after the Reorganization (i) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

                    (m) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, any shares of the Acquired Fund.

                    (n) All Acquiring Fund Shares, when issued pursuant to the Reorganization, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. Before the Closing Date, (i) there will be no issued and outstanding shares in the Acquiring Fund or any other securities issued by the Acquiring Fund, except as provided in paragraph 6.3, and (ii) the Acquiring Fund will not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor will there be outstanding any security convertible into any Acquiring Fund Shares.

                    (o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the MPAM Board, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                    (p) The Proxy Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     4.   COVENANTS OF THE FUNDS.

          4.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

          4.2 The Dreyfus Trust will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

          4.3 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          4.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in form reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes that will be carried over to the Acquiring Fund under Section 381 of the Code, which statement shall be certified by the Dreyfus Trust's President or its Vice President and Treasurer.

          4.5 The Dreyfus Trust shall prepare the Proxy Statement relating to the Acquiring Fund Shares issuable hereunder, to be filed in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules thereunder.

          4.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

          4.7 The Funds shall cooperate in the preparation and filing as promptly as practicable with the Commission of an application, in form and substance reasonably satisfactory to their counsel, for exemptive relief from the provisions of Section 17 of the 1940 Act, and from any other provision of the 1940 Act deemed necessary or advisable by such counsel, to permit consummation of the Reorganization as contemplated hereby (the "Exemptive Application"). The Funds shall use all reasonable efforts to obtain the relief requested by the Exemptive Application.

     5.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          5.1 All representations and warranties of the Dreyfus Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          5.2 The Acquired Fund shall have delivered to the Acquiring Fund the schedule of Assets referred to in paragraph 2.2.

          5.3 The Dreyfus Trust shall have delivered to the MPAM Trust on the Closing Date a certificate executed in its name by the Dreyfus Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the MPAM Trust, to the effect that the representations and warranties of the Dreyfus Trust made in this Agreement on behalf of the Acquired Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the MPAM Trust reasonably requests.

      6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

            The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1 All representations and warranties of the MPAM Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 The MPAM Trust shall have delivered to the Dreyfus Trust on the Closing Date a certificate executed in its name by the MPAM Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Dreyfus Trust, to the effect that the representations and warranties of the MPAM Trust made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Dreyfus Trust reasonably requests.

          6.3 Before the Closing, the MPAM Board shall have authorized the issuance of, and the Acquiring Fund shall have issued, one MPAM share, one Investor share and one Dreyfus Premier share (the "New Acquiring Fund Shares") to MBC Investments Corporation in consideration of the payment of $12.50 per share for the purpose of enabling MBC Investments Corporation to vote on the investment advisory agreement referred to in paragraph 6.4.

          6.4 The MPAM Trust (on behalf of and with respect to the Acquiring Fund) shall have entered into or adopted an investment advisory agreement with MPAM Advisers, a division of Dreyfus, an Administration Agreement with Mellon Bank, N.A., a distribution agreement with Dreyfus Service Corporation, a distribution plan pursuant to Rule 12b-1 under the 1940 Act, a shareholder services plan, a transfer agency agreement with Dreyfus Transfer, Inc., and other agreements necessary for the Acquiring Fund's operation as a series of an open-end investment company. MBC Investments Corporation, as the sole shareholder of the Acquiring Fund, shall have approved such investment advisory agreement, and each such agreement and plan shall have been approved by the MPAM Board, including, to the extent required by law, those trustees who are not "interested persons" (as defined in the 1940 Act) of the MPAM Trust or MPAM Advisers and who do not have a material interest in such agreement or plan or any related agreement.

     7.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS.

          If any of the conditions set forth below does not exist on or before the Closing Date with respect to either Fund, the other Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          7.1 This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust Instrument.

          7.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

          7.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either party hereto may for itself waive any of such conditions.

          7.4 The Proxy Statement shall have become effective, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          7.5 The relief requested by the Exemptive Application shall have been granted in form and substance reasonably satisfactory to the counsel for each Fund.

          7.6 The parties shall have received an opinion ("Tax Opinion") of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for Federal income tax purposes:

                    (a) The Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Acquired Fund's distribution of those shares PRO RATA to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                    (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

                    (c) The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                    (d) The Acquiring Fund's tax basis in the Assets will be the same as the Acquired Fund's tax basis therein immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor;

                    (e) A Beneficial Shareholder will recognize no gain or loss on the actual or constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

                    (f) A Beneficial Shareholder's aggregate tax basis in the Acquiring Fund Shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Acquired Fund Shares it surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing
Date); and

                    (g) For purposes of section 381 of the Code, the Acquiring Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Acquired Fund's taxable year, the Acquired Fund's tax attributes enumerated in section 381(c) of the

Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Acquired Fund's taxable year before the Reorganization will be included in the Acquiring Fund's taxable year after the Reorganization.

            In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraphs 5.3 and 6.2.

            Notwithstanding the foregoing, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Beneficial Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

     8.   TERMINATION OF AGREEMENT; EXPENSES.

          8.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Dreyfus Board or of the MPAM Board, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund's shareholders) if circumstances develop that, in the opinion of either such Board, make proceeding with the Reorganization inadvisable.

          8.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of paragraph 8.1, this Agreement shall become void and have no effect, without any liability in respect of this Agreement on the part of either party hereto or their respective Trustees, officers or shareholders.

          8.3 The expenses of the Reorganization shall be borne by Mellon Bank, N.A. or its affiliates.

     9.   WAIVER.

          At any time prior to the Closing Date, any of the conditions described in Sections 5, 6 and 7 may be waived by the MPAM Board or the Dreyfus Board if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

     10.  MISCELLANEOUS.

          10.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          10.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          10.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by either Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, in each case without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the Federal securities laws, the latter shall govern.

          10.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          10.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          10.6 (a) References herein to the "MPAM Funds Trust" (or the "MPAM Trust") or its Trustees refer to them, respectively, not individually or personally, but as acting from time to time under the Declaration of Trust, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the MPAM Trust. The obligations of the MPAM Trust entered into in the name or on behalf of the Acquiring Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the MPAM Trust or on the shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property; and all persons dealing with the Acquiring Fund must look solely to the Acquiring Fund's property for the enforcement of any claims against the Acquiring Fund.

          (b) References herein to the "The Dreyfus/Laurel Tax-Free Municipal Funds" (or the "Dreyfus Trust") or its Trustees refer to them, respectively, not individually or personally, but as acting from time to time under the Trust

Instrument, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Dreyfus Trust. The obligations of the Dreyfus Trust entered into in the name or on behalf of the Acquired Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Dreyfus Trust or on the shareholders or representatives of the Acquired Fund personally, but bind only the Acquired Fund's property; and all persons dealing with the Acquired Fund must look solely to the Acquired Fund's property for the enforcement of any claims against the Acquired Fund.

          10.7 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquired Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Dreyfus Trust on behalf of the Acquired Fund.

          10.8 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquiring Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the MPAM Trust on behalf of the Acquiring Fund.

          IN WITNESS WHEREOF, the MPAM Trust and the Dreyfus Trust have caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE DREYFUS / LAUREL TAX-FREE MUNICIPAL FUNDS, on behalf of Dreyfus Premier Limited Term Massachusetts Municipal Fund


By:   ___________________________________
      Stephen E. Canter,
      President

ATTEST:     _______________________
            Steven F. Newman,
            Secretary

MPAM FUNDS TRUST,
on behalf of MPAM Massachusetts Intermediate Municipal Bond Fund


By:   ___________________________________
      David F. Lamere,
      President

ATTEST:     ____________________
            Jeff S. Prusnofsky,
            Secretary

                                   APPENDIX B

                             PRINCIPAL SHAREHOLDERS


            As of May 1, 2002, the following were known by Premier Massachusetts Fund to own of record 5% or more of the indicated class of Premier Massachusetts Fund's outstanding voting shares:

Class A Shares
--------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                Before Reorganization    After Reorganization
                                ---------------------    --------------------

Duncan M. McFarland             6.9160%                  6.9160%
299 Clapboardtree Street
Westwood, MA  02090-2907

Patricia Ostrander              5.9107%                  5.9107%
393 Walnut Street
Brookline, MA  02445-7523

Class B Shares

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                Before Reorganization    After Reorganization
                                ---------------------    --------------------

PaineWebber For The Benefit Of  19.8944%                 19.8944%
David B. Richardson TTEE
Elise E. Boardman Trust
U/A DTD 1/14/93
P.O. Box 1
Hanover, MA  02339-0001

U.S. Clearing Corporation       18.6817%                 18.6817%
26 Broadway
New York, NY  10004-1703

Wexford Clearing Services       9.9990%                  9.9990%
Corporation
For Benefit Of
Ms. Kathryn S. Grosberg
614 Queen Anne Road
Harwich, MA  02645-1961

Wexford Clearing Services       9.9712%                  9.9712%
Corporation
For Benefit Of
Mrs. Judith A. Thompson
Dunstable, MA  01827-0005

Anne S. Nash TTEE               5.9704%                  5.9704%
Anne S. Nash Revocable Trust
U/A 06/04/98
For Benefit Of Anne S. Nash
123 Park Street
Newton, MA  02458


Class C Shares
--------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                Before Reorganization    After Reorganization
                                ---------------------    --------------------

Merrill Lynch, Pierce, Fenner   29.8044%                 29.8044%
& Smith
For The Sole Benefit Of Its
Customers
Attn: Fund Administration
4800 Deer Lake Drive E Floor 3
Jacksonville, FL  32246-6484


U.S. Clearing Corporation       13.8245%                 13.8245%
For Benefit Of 210-00946-10
26 Broadway
New York, NY  10004-1703

U.S. Clearing Corporation       9.0128%                  9.0128%
For Benefit Of 210-91524-19
26 Broadway
New York, NY  10004-1703

U.S. Clearing Corporation       7.7284%                  7.7284%
For Benefit Of 210-00904-10
26 Broadway
New York, NY  10004-1703

John Carroll                    7.3980%                  7.3980%
Mary Carroll
914 6th Avenue North #101
Seattle, WA  98109-6113

PaineWebber For Benefit Of      6.8577%                  6.8577%
Saul Touster
180 Beacon Street
Boston, MA  02116-1408

U.S. Clearing Corporation       5.4077%                  5.4077%
For Benefit Of 210-01302-16
26 Broadway
New York, NY  10004-1703

            DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND

      The undersigned shareholder of Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Premier Massachusetts Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust"), hereby appoints Steven F. Newman and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of Premier Massachusetts Fund standing in the name of the undersigned at the close of business on May 30, 2002, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 11:00 a.m. on Thursday, August 22, 2002, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

      THIS PROXY IS SOLICITED BY THE DREYFUS TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

      Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

      1. To consider an Agreement and Plan of Reorganization between Dreyfus Trust, on behalf of Premier Massachusetts Fund, and MPAM Funds Trust, on behalf of MPAM Massachusetts Intermediate Municipal Bond Fund (the "MPAM Massachusetts Bond Fund"), providing for the transfer of all of the assets of Premier Massachusetts Fund in exchange for shares in MPAM Massachusetts Bond Fund designated MPAM shares, Investor shares and Dreyfus Premier shares and MPAM Massachusetts Bond Fund's assumption of Premier Massachusetts Fund's liabilities, and the pro rata distribution of those shares to Premier Massachusetts Fund's shareholders and the subsequent termination of Premier Massachusetts Fund.

             FOR                  AGAINST                      ABSTAIN
             [ ]                    [ ]                          [ ]

      2. In their discretion, the proxies are authorized to vote on other business that properly comes before the meeting or any adjournment(s) thereof.

      By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.
Dated:          , 2002

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope
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Signature(s)
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.